UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 19, 2021

American Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55775	47-2887436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18191 Von Karman Avenue, Suite 300 Irvine, California		92612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (949) 270-9200
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 7.01 Regulation FD Disclosure.

On December 2, 2021, we will send a letter to our stockholders in connection with the recommendation of our board of directors that our stockholders do not accept an unsolicited mini-tender offer from Comrit Investments 1, Limited Partnership, or Comrit, an unaffiliated third party, to purchase up to 936,037 shares of our company’s Class T or Class I common stock. The stockholder letter will be posted on our website at www.AmericanHealthcareREIT.com on November 19, 2021.

The letter also informs stockholders that due to the frequency of these mini-tender offers and the unnecessary additional costs to our company, we will no longer mail responses to these opportunistic mini-tender offers directly to stockholders. Going forward, we will provide all mini-tender responses in a Form 8-K filing with the U.S. Securities and Exchange Commission at www.sec.gov and on our website at www.AmericanHealthcareREIT.com. We will mail a copy of the letter to a stockholder upon request.

The stockholder letter is attached to this Form 8-K as Exhibit 99.1 and is incorporated in its entirety into this Item 7.01.

The information in this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 8.01 Other Events.

Our board of directors authorized a distribution to our Class T and Class I stockholders of record as of the close of business on November 26, 2021. This distribution for the month of November 2021 will be equal to $0.033333333 per share of our common stock, which is equal to an annualized distribution rate of $0.40 per share. The distribution will be paid in cash or shares of our common stock pursuant to our distribution reinvestment plan. The distribution will be paid on or about December 1, 2021, only from legally available funds.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	American Healthcare REIT, Inc. Letter to Stockholders dated November 19, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Healthcare REIT, Inc.
November 19, 2021
By: /s/ Danny Prosky
Name: Danny Prosky
Title: Chief Executive Officer and President